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                                                                    EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-00537, 33-60169, 33-69922 and 33-33373 of Datascope Corp. on Form S-8 of our
report dated August 2, 1996 (September 24, 1996 as to Note 10), appearing in this Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 1996.


New York, New York
September 26, 1996